Exhibit 10.193.1
AMENDMENT NO. 1 TO
SECURITY AGREEMENT
          This Amendment No. 1 to Security Agreement (the “Amendment”) is effective as of March 7, 2006, and amends the SECURITY AGREEMENT, dated as of February 9, 2006 (the “Agreement”), by The Immune Response Corporation, a Delaware corporation (the “Company”), in favor of Hudson Asset Partners, LLC, a Delaware limited liability company, acting in its capacity as agent for holders from time to time (the “Purchasers”) of the 8% Senior Secured Convertible Promissory Notes, to be issued by the Company to the Holders and for Qubit Holdings, LLC (“Qubit,” and collectively with the Purchasers, the “Holders”) in respect of the 8% senior secured convertible promissory note in the principal amount of $250,000 issued by the Company to Qubit.
          1.      In the introductory paragraph of the Agreement, the number “$5,000,000” is amended to instead read “$8,000,000.”
          2.      The definition of “Financing Agreements” in Section 1.1 of the Agreement is hereby amended and restated to read in its entirety as follows:
          “Financing Agreements” shall mean, collectively, this Agreement, the Notes and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by the Company, the Holders or the Agent in connection with the grant of the security interest herein, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; provided, however, that Financing Agreements shall not mean nor include the certain Limited Recourse Interest Agreement, dated as of the date hereof, by Spencer Trask Intellectual Capital Company, LLC in favor of the Agent.
          3.      Except as expressly amended hereby, the Agreement remains unchanged and in full force and effect.
          4.      This Amendment may be executed in counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
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          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Amendment as of the date first written above.

THE IMMUNE RESPONSE CORPORATION
By:	_____________________________________
Name:
Title:

AGREED TO:

HUDSON ASSET PARTNERS, LLC,
as Agent for the Holders.

By:
Name:
Title: